                                                                    Exhibit 10.8

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                               LINC CAPITAL, INC.

                           1997 STOCK INCENTIVE PLAN

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


                               TABLE OF CONTENTS
                               -----------------

1.    Purpose of the Plan...................................................1

2.    Definitions...........................................................1
      2.1.   Board..........................................................1
      2.2.   Cause..........................................................1
      2.3.   Change of Control..............................................1
      2.4.   Code...........................................................2
      2.5.   Committee......................................................2
      2.6.   Compensation Committee.........................................2
      2.7.   Company........................................................2
      2.8.   Compete........................................................2
      2.9.   Director.......................................................2
      2.10.  Disability.....................................................2
      2.11.  Employee.......................................................2
      2.12.  ERISA..........................................................2
      2.13.  Fair Market Value..............................................2
      2.14.  Incentive Stock Option.........................................3
      2.15.  Act............................................................3
      2.16.  Act............................................................3
      2.17.  Nonqualified Options...........................................3
      2.18.  Option.........................................................3
      2.19.  Option Agreement...............................................3
      2.20.  Optionee.......................................................3
      2.21.  Related Corporation............................................3
      2.22.  Rule 16b-3.....................................................4
      2.23.  Shares.........................................................4

3.    Administration of the Plan............................................4

4.    Shares Subject to the Plan............................................4

5.    Stock Options.........................................................5
      5.1.   Grant; Type of Options.........................................5
      5.2.   Option Agreement; Terms of Options.............................5
      5.3.   Additional Terms Applicable to All Options.....................5
             5.3.1. Written Notice..........................................5
             5.3.2. Method of Exercise......................................5

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
          5.3.3.  Term of Option............................................5
          5.3.4.  Disability or Death of Optionee...........................5
          5.3.5.  Transferability...........................................5
     5.4. Additional Terms Applicable to Incentive Options..................6
          5.4.1. Exercise Price.............................................6
          5.4.2.  Term of Option............................................6
          5.4.3.  Annual Exercise Limit.....................................6
          5.4.4.  Transferability...........................................6

6.   Other..................................................................6

7.   Amendment or Termination of the Plan...................................6

8.   Term of Plan...........................................................7

9.   Rights as Shareholder..................................................7

10.  Merger or Consolidation................................................7

11.  Changes in Capital and Corporate Structure.............................7

12.  Service................................................................7

13.  Withholding of Tax.....................................................7

14.  Delivery and Registration of Stock.....................................7

15.  Miscellaneous..........................................................8
     15.1.  No Right to An Award............................................8
     15.2.  No Restriction on Corporate Action..............................8
     15.3.  Rule 16b-3......................................................8
     15.4.  Governing Law...................................................8

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

                               LINC CAPITAL, INC.
                           1997 STOCK INCENTIVE PLAN
                           -------------------------

1. Purpose of the Plan. The LINC CAPITAL, INC., 1997 STOCK INCENTIVE PLAN (hereinafter referred to as the "Plan") is intended to provide a means whereby Employees of LINC CAPITAL, INC., and its Related Corporations may sustain a sense of proprietorship and personal involvement in the continued development and financial success of the Company, and to encourage them to remain with and devote their best efforts to the business of the Company, thereby advancing the interests of the Company and its shareholders. Accordingly, the Company may permit certain Employees to acquire Shares or otherwise participate in the financial success of the Company, on the terms and conditions established herein.

2.  Definitions.  The following terms shall be defined as set forth below:
    -----------

     2.1   Board.  Shall mean the Board of Directors of LINC Capital, Inc.

     2.2. Cause. Shall mean the commitment of fraud, the misappropriation of or intentional material damage to the property or business of the Company, the substantial failure to fulfill the duties and responsibilities of a regular position with the Company and/or comply with Company policies, rules or regulations, or the conviction of a felony.

      2.3.  Change of Control.  Shall mean:
            -----------------

          (i) the consummation of the acquisition after the date hereof by any person (as such term is defined in Section 13(d) or 14(d) of the 1934 Act of beneficial ownership (within the meaning of Rule 13d-3 promulgated under the 1934 Act) of fifty percent (50%) or more of the combined voting power of the then outstanding voting securities of LINC Capital, Inc.; or

          (ii) the individuals who, as of the date hereof, are members of the Board cease for any reason to constitute a majority of the Board, unless the election, or nomination for election by the stockholders, of any new Director was approved by a vote of a majority of the Board, and such new Director shall, for purposes of this Plan, be considered as a member of the Board; or

          (iii) consummation of: (1) a merger or consolidation if the stockholders, immediately before such merger or consolidation, do not, as a result of such merger or consolidation, own, directly or indirectly, more than fifty percent (50%) of the combined voting power of the then outstanding voting securities of the entity resulting from such merger or consolidation in substantially the same proportion as their ownership of the combined voting power of the voting securities of LINC Capital, Inc. outstanding immediately before such merger or consolidation; or (2) a complete liquidation or dissolution or an agreement for the sale or other disposition of all or substantially all of the assets of LINC Capital, Inc.

     Notwithstanding the foregoing, a Change in Control shall not be deemed to occur solely because fifty percent (50%) or more of the combined voting power of the then outstanding securities of LINC Capital, Inc. are acquired by (1) a trustee or other fiduciary holding securities under one or more employee benefit plans maintained for Employees of the Company; or (2) any corporation which, immediately prior to such acquisition, is owned directly or indirectly by the stockholders in the same proportion as their ownership of stock immediately prior to such acquisition.

     2.4. Code. Shall mean the Internal Revenue Code of 1986, and any amendments thereto. Reference in the Plan to any section of the Code shall be deemed to include any amendments or successor provisions to such section and any regulations promulgated under such section.

     2.5. Committee. Shall mean the committee appointed by the Board accordancewith Section 3 hereof.

     2.6.  Compensation Committee.  The Compensation Committee of the Board.

     2.7.  Company.  Shall mean LINC Capital, Inc. and its Related Corporations.

     2.8. Compete. Shall mean within a period of one (1) year after the termination of service, the direct or indirect competition with the business of the Company, including, but not by way of limitation, the direct or indirect owning, managing, operating, controlling, financing or serving as an officer, employee, director or consultant to, or by soliciting or inducing, or attempting to solicit or induce, any Employee or agent of the Company to terminate employment and become employed by, any person, firm, partnership, corporation, trust or other entity which owns or operates, a business competitive with that of the Company, except with the express prior written consent of the Company.

     2.9. Director. Shall mean an individual elected to the Board by the stockholders of LINC Capital, Inc. or appointed by the Board under applicable corporate law who is serving on the Board on the date the Plan is adopted by the Board or is elected or appointed to the Board after such date.

     2.10. Disability. Shall mean a physical or mental disability which impairs the individual's ability to substantially perform his current duties for a period of at least twelve (12) consecutive months, as determined by the Committee.

     2.11. Employee. Shall mean any person (including a Director) in an employment relationship with the Company.

     2.12. ERISA. Shall mean the Employee Retirement Income Security Act of 1974, and any amendment thereto.

     2.13. Fair Market Value. Shall mean, as of any specified date, the mean of the high and low sales prices of the Shares (i) reported by the National Market System of NASDAQ on

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

that date or (ii) if the Common Stock is listed on a national stock exchange, reported on the stock exchange composite tape on that date; or, in either case, if no prices are reported on that date, on the last preceding date on which such prices of the Shares are so reported. If the Shares are traded over the counter at the time a determination of their Fair Market Value is required to be made hereunder, their Fair Market Value shall be deemed to be equal to the average between the reported high and low or closing bid and asked prices of Shares on the most recent date on which Shares were publicly traded. In the event Shares are not publicly traded at the time a determination of their value is required to be made hereunder, the determination of their Fair Market Value shall be made by the Committee in such manner as it deems appropriate. Notwithstanding the foregoing, the Fair Market Value of a Share on the date of an initial public offering of Shares shall be the offering price under such initial public offering.

     2.14. Incentive Stock Option. Shall mean an award under the Plan that satisfies the general requirements of Code Section 422, namely: (i) grantees must be Employees; (ii) the exercise price may not be less than the Fair Market Value of the underlying Shares at the date of grant; (iii) no more than $100,000 worth of Shares may become exercisable in any one year; (iv) the maximum duration of an award may be ten (10) years; (v) awards must be exercised within three (3) months after termination of employment (except in the case of death or Disability, in which event such three (3) month period shall be a twelve (12) month period as provided in Section 5.3.4 below); and (vi) Shares received upon exercise must be retained for the greater of two (2) years from the date of grant or one (1) year from the date of exercise.

     2.15. 1933 Act. Shall mean the Securities Act of 1933, and any amendments thereto.

     2.16. 1934 Act. Shall mean the Securities Exchange Act of 1934 and any amendments thereto.

     2.17. Nonqualified Options. Shall mean an award under the Plan that is not an Incentive Stock Option.

     2.18. Option. Shall mean an Incentive Stock Option or a Nonqualified Option granted under Section 5 of the Plan.

     2.19. Option Agreement. Shall mean a written agreement between the Company and an Optionee with respect to an Option.

     2.20.  Optionee.  Shall mean an Employee who has been granted an Option.

     2.21. Related Corporation. Shall mean a corporation which would be a parent or subsidiary corporation with respect to LINC Capital, Inc. as defined in Section 424(e) or (f), respectively, of the Code.


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

     2.22. Rule 16b-3. Shall mean SEC Rule 16b-3 promulgated under the 1934 Act, as such may be amended from time to time, and any successor rule, regulation, statute fulfilling the same or a similar function.

     2.23.  Shares.  Shall mean common stock of LINC Capital, Inc.

3. Administration of the Plan. The Plan shall be administered by the Committee which shall be comprised solely of two (2) or more Directors who are "outside directors" (within the meaning of Section 162(m) of the Code) and "non-employee directors" (with the meaning of Rule 16b-3) and who are selected by and who may be members of the Compensation Committee. The Committee shall have sole authority to:

     3.1. Select the Employees to whom awards shall be granted under the Plan. In making such determinations, the Committee shall take into account the nature of the services rendered by the respective Employees, their present and potential contribution to the Company's success and such other factors as the Committee in its sole discretion shall deem relevant;

     3.2. Establish the form (e.g., an Incentive Stock Option or Nonqualified Option), amount and conditions of each such award;


     3.3. Prescribe any legend to be affixed to certificate(s) representing such awards;

     3.4. Interpret the Plan and correct any defect or supply any omission or reconcile any inconsistency in the Plan or in any agreement relating to an award in the manner and to the extent the Committee shall determine in its sole discretion; and

     3.5. Adopt such rules, regulations, forms and agreements, not inconsistent with the provisions of the Plan, as it may deem advisable to carry out the Plan.

     All decisions made by the Committee in administering the Plan and all determinations of the Committee on the matters referred to in this Section 3 shall be final.

4. Shares Subject to the Plan. The aggregate number of Shares that may be obtained by Employees under the Plan shall be Three Hundred Seventy-five Thousand (375,000) Shares. Any Shares that remain unissued at the termination of the Plan shall cease to be subject to the Plan, but until termination of the Plan, LINC Capital, Inc. shall at all times make available sufficient Shares to meet the requirements of the Plan. The maximum number of Shares that may be granted to any one Employee pursuant to an award for any calendar year may not exceed Fifty Thousand (50,000) Shares. The limitation set forth in the preceding sentence shall be applied in a manner which will permit compensation generated under the Plan to constitute "performance-based" compensation for purposes of Section 162(m) of the Code, including, without limitation, counting against such maximum number of Shares, to the extent required under Section 162(m) of the Code and all applicable interpretive authority thereunder, any Shares subject to Options that are canceled or repriced. To the extent that an Option lapses or the rights of an Optionee terminate, any Shares subject to such Option shall again be made available for the grant of an Option to the extent permitted under Rule 16b-3.

5.   Stock Options.

     5.1. Grant; Type of Options. The Company may from time to time grant Options that constitute Incentive Stock Options or Nonqualified Options to one or more individuals who are Employees at the time of grant under and pursuant to the terms of the Plan. Any such Options may be granted on more than one occasion to the same person.

     5.2. Option Agreement; Terms of Options. The grant of each Option shall be confirmed by an Option Agreement that shall be executed by the Company and the Optionee as soon as practicable after such grant. The Option Agreement shall expressly state or incorporate by reference the provisions of the Plan and state whether the Option is an Incentive Option or a Nonqualified Option. Except as provided in Sections 5.3 and 5.4 below, each Option granted under the Plan shall be subject to the terms and conditions set forth by the Committee in the Option Agreement including, but not limited to, the exercise price ("Exercise Price") for each Share subject to the Option and Option term.

     5.3. Additional Terms Applicable to All Options. Each Option shall be subject to the following terms and conditions:

          5.3.1. Written Notice. An Option may be exercised only by giving written notice to the Company specifying the number of Shares to be purchased.

          5.3.2. Method of Exercise. Except as otherwise may be provided in the Option Agreement, the aggregate Exercise Price shall be paid in any one or a combination of cash, personal check, Shares already owned (which Shares shall be valued at their Fair Market Value) or Plan awards which the Optionee has an immediate right to exercise.

          5.3.3. Term of Option. No Option may be exercised more than ten (10) years after the date of grant. No Option may be exercised more than six (6) months after the Optionee terminates employment with the Company, except in the event of Disability or death as provided in Section 5.3.4 below.

          5.3.4. Disability or Death of Optionee. If an Optionee terminates employment due to Disability or death prior to exercise in full of any Options, he or his beneficiary, executor, administrator or personal representative shall have the right to exercise the Options within a period of twelve (12) months after the date of such termination to the extent that the right was exercisable at the date of such termination as provided in the Option Agreement, or subject to such other terms as may be determined by the Committee.

          5.3.5. Transferability. No Option may be transferred, assigned or encumbered by an Optionee, except (i) by will or the laws of descent and distribution,

     (ii) by gifting for the benefit of descendants for estate planning purposes, or (iii) pursuant to a certified domestic relations order.

     5.4. Additional Terms Applicable to Incentive Options. Each Incentive Option shall be subject to the following terms and conditions:

          5.4.1. Exercise Price. The Exercise Price per Share for each Incentive Option shall be 100 percent of the Fair Market Value of such Share on the date the Incentive Option is granted. Notwithstanding the preceding sentence, the Exercise Price per Share granted to an individual (hereinafter referred to as a "10 Percent Shareholder") who, at the time such Incentive Option is granted, owns stock possessing more than 10 percent of the total combined voting power of all classes of stock of LINC Capital, Inc. shall not be less than 110 percent of the Fair Market Value of such Share on the date the Incentive Option is granted.

          5.4.2. Term of Option. No Incentive Option granted to a 10 Percent Shareholder may be exercised more than five (5) years after the date of grant. Notwithstanding any other provisions hereof, no Incentive Option may be exercised more than three (3) months after the Optionee terminates employment with the Company, except in the event of Disability or death as provided in
Section 5.3.4 above.

          5.4.3. Annual Exercise Limit. The aggregate Fair Market Value of Shares with respect to any Incentive Options which first become exercisable during any calendar year shall not exceed $100,000. For purposes of the preceding sentence, the Fair Market Value of each Share shall be determined on the date the Incentive Option with respect to such Share is granted.

          5.4.4. Transferability. No Incentive Option may be transferred, assigned or encumbered by an optionee, except by will or the laws of descent and distribution, and during the Optionee's lifetime an Incentive Option may only be exercised by him.

6. Other Awards. Other awards, including, without limitation, performance or restricted shares, convertible debentures, other convertible securities and other forms of awards measured in whole or in part by the value of Shares, the performance of the Employee or the performance of the Company, may be granted under the Plan. Such awards may be payable in Shares, cash or both, and shall be subject to such terms as the Committee shall determined.

7. Amendment or Termination of the Plan. The Board may amend, suspend or terminate the Plan or any portion thereof at any time, but (except as provided in Section 11 below) no amendment shall be made without approval of the stockholders of LINC Capital, Inc. which shall (i) materially increase the aggregate number of Shares with respect to which awards may be made under the Plan, or (ii) change the class of persons eligible to participate in the Plan; provided, however, that no such amendment, suspension or termination shall impair the rights of any individual, without his consent, in any award theretofore made pursuant to the Plan.


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

8. Term of Plan. The Plan shall be effective upon the date of its adoption by the Board; provided, however, that Incentive Options may be granted only if the Plan is approved by the shareholders of LINC Capital, Inc. within twelve (12) months before or after such date of adoption. Unless sooner terminated under the provisions of Section 7, awards shall not be granted under the Plan after the expiration of ten (10) years from the effective date of the Plan. However, awards may be exercisable after the end of the term of the Plan.

9. Rights as Shareholder. Upon delivery of any Share to an Employee, such Employee shall have all of the rights of a shareholder of LINC Capital, Inc. with respect to such Share, including the right to vote such Share and to receive all dividends or other distributions paid with respect to such Share.

10. Merger or Consolidation. In the event LINC Capital, Inc. is merged or consolidated with another corporation and LINC Capital, Inc. is not the surviving corporation, the surviving corporation may agree to exchange awards issued under this Plan for awards (with the same aggregate Exercise Price) to acquire and participate in that number of shares in the surviving corporation that have a Fair Market Value equal to the Fair Market Value (determined on the date of such merger or consolidation) of Shares that the grantee is entitled to acquire and participate in under this Plan on the date of such merger or consolidation. In the event of a Change of Control, awards may become immediately and fully exercisable at the discretion of the Committee.

11. Changes in Capital and Corporate Structure. The aggregate number of Shares and interests awarded and which may be awarded under the Plan shall be adjusted to reflect a change in the outstanding Shares of LINC Capital, Inc. by reason of a recapitalization, reclassification, reorganization, stock split, reverse stock split, combination of shares, stock dividend or similar transaction. Any such adjustment shall be made by the Committee in an equitable manner which will cause the awards to remain unchanged as a result of the applicable transaction. Any such adjustment made by the Committee shall be final and nonappealable.

12. Service. An individual shall be considered to be in the service of the Company as long as he remains an Employee of the Company. Nothing herein shall confer on any individual the right to continued service or employment with the Company or affect the right of the Company to terminate such service or employment.

13. Withholding of Tax. To the extent the issuance or exercise of an award results in the receipt of compensation by a Employee of the Company, the Company is authorized to withhold a portion of any Shares or any cash compensation then or thereafter payable to such Employee to pay any tax required to be withheld by reason of the receipt of such compensation. Alternatively, the Employee may tender Shares with a Fair market Value equal to, or a personal check in the amount of, the tax required to be withheld.

14. Delivery and Registration of Stock. The obligation of LINC Capital, Inc. to deliver Shares with respect to an award shall, if the Committee so requests, be conditioned upon the receipt of a representation as to the investment intention of the individual to whom such Shares are to be delivered, in such form as the Committee shall determine to be necessary or advisable to comply with the provisions of the 1933 Act or any other federal, state or local securities law or regulation. It may be provided that any representation requirement shall become inoperative upon a registration of the Shares or other action eliminating the necessity of such representation under any applicable securities law. LINC Capital, Inc. shall not be required to deliver any Shares under the Plan prior to (i) the admission of such Shares to listing on any stock exchange on which Shares may then be listed, and (ii) the completion of such registration or other qualification of such Shares under any state or federal law, rule or regulation, as the Committee shall determine to be necessary or advisable.

15.  Miscellaneous.

     15.1. No Right to An Award. Neither the adoption of this Plan nor any action of the Board or of the Committee shall be deemed to give an Employee any right to be granted an award or any other rights hereunder except as may be evidenced by an Agreement duly executed on behalf of the Company, and then only to the extent and on the terms and conditions expressly set forth therein. The Plan shall be unfunded. The Company shall not be required to establish any special or separate fund or to make any other segregation of funds or assets to assure the payment of any award.

     15.2. No Restriction on Corporate Action. Nothing contained in the Plan shall be construed to prevent LINC Capital, Inc. or any Related Corporation from taking any corporate action which is deemed by LINC Capital, Inc. or by any Related Corporation to be appropriate or in its best interest, including, without limitation, any adjustment, recapitalization, reorganization, or other change in the LINC Capital, Inc. capital structure or its business, any merger or consolidation of LINC Capital, Inc., any issue of debt or equity securities prior to or affecting the Shares or the rights thereof, the dissolution or liquidation of LINC Capital, Inc., or any sale, lease, exchange or other disposition of all or any part of the assets or business of LINC Capital, Inc., all whether or not such action would have an adverse effect on the Plan or on any award granted under the Plan. No Employee beneficiary or other person shall have any claim against LINC Capital, Inc., as a result of any such action.

     15.3. Rule 16b-3. It is intended that the Plan and any grant of an award made to a person subject to Section 16 of the 1934 Act meet all of the requirements of Rule 16b-3. If any provision of the Plan or any such award would disqualify the Plan or such award under, or would otherwise not comply with, Rule 16b-3, such provision or award shall be construed or deemed amended to conform to Rule 16b-3.

     15.4. Governing Law. The Plan shall be construed in accordance with the laws of the State of Delaware.

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